AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	First Quarter		Percent
	2026	2025	Change
Operating Revenues
Service	$25,478	$25,138	1.4%
Equipment	6,028	5,488	9.8%
Total Operating Revenues	31,506	30,626	2.9%

Operating Expenses
Cost of revenues
Equipment	6,305	5,694	10.7%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	6,261	6,339	(1.2)%
Selling, general and administrative	7,316	7,145	2.4%
Asset impairments and abandonments and restructuring	—	504	—%
Depreciation and amortization	4,966	5,190	(4.3)%
Total Operating Expenses	24,848	24,872	(0.1)%
Operating Income	6,658	5,754	15.7%
Interest Expense	1,813	1,658	9.3%
Equity in Net Income (Loss) of Affiliates	(41)	1,440	—%
Other Income (Expense) — Net	594	455	30.5%
Income from Continuing Operations Before Income Taxes	5,398	5,991	(9.9)%
Income tax expense on continuing operations	1,179	1,299	(9.2)%
Income From Continuing Operations	4,219	4,692	(10.1)%
Loss from discontinued operations, net of tax	(38)	—	—%
Net Income	4,181	4,692	(10.9)%
Net Income Attributable to Noncontrolling Interest	(352)	(341)	(3.2)%
Net Income Attributable to AT&T	$3,829	$4,351	(12.0)%
Preferred Stock Dividends and Redemption Gain	(36)	44	—%
Net Income Attributable to Common Stock	$3,793	$4,395	(13.7)%

Basic Earnings Per Share Attributable to Common Stock
Income from continuing operations	$0.54	$0.61	(11.5)%
Loss from discontinued operations	$—	$—	—%
	$0.54	$0.61	(11.5)%
Weighted Average Common Shares Outstanding (000,000)	7,017	7,213	(2.7)%
Diluted Earnings Per Share Attributable to Common Stock
Income from continuing operations	$0.54	$0.61	(11.5)%
Loss from discontinued operations	$—	$—	—%
	$0.54	$0.61	(11.5)%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,027	7,223	(2.7)%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
	Mar. 31,	Dec. 31,
	2026	2025
Assets	(Unaudited)
Current Assets
Cash and cash equivalents	$11,964	$18,234
Accounts receivable – net of related allowances for credit loss of $363 and $429	8,335	8,843
Inventories	2,451	2,420
Prepaid and other current assets	23,532	19,235
Total current assets	46,282	48,732
Property, Plant and Equipment – Net	133,124	131,559
Goodwill – Net	63,838	63,425
Licenses – Net	129,144	128,148
Other Intangible Assets – Net	6,135	5,254
Investments in and Advances to Equity Affiliates	1,108	1,106
Operating Lease Right-Of-Use Assets	22,756	22,642
Other Assets	18,801	19,332
Total Assets	$421,188	$420,198
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$6,818	$9,011
Accounts payable and accrued liabilities	37,304	38,514
Advanced billings and customer deposits	4,330	4,266
Dividends payable	1,969	1,989
Total current liabilities	50,421	53,780
Long-Term Debt	131,589	127,089
Deferred Credits and Other Noncurrent Liabilities
Noncurrent deferred tax liabilities	59,113	58,312
Postemployment benefit obligation	8,427	8,478
Operating lease liabilities	18,907	18,943
Other noncurrent liabilities	25,109	25,104
Total deferred credits and other noncurrent liabilities	111,556	110,837
Redeemable Noncontrolling Interest	2,003	2,001
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	106,084	106,533
Retained earnings	17,620	15,768
Treasury stock	(20,273)	(18,529)
Accumulated other comprehensive income (loss)	(1,392)	(860)
Noncontrolling interest	15,959	15,958
Total stockholders’ equity	125,619	126,491
Total Liabilities and Stockholders’ Equity	$421,188	$420,198

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	First Quarter
	2026	2025
Operating Activities
Income from continuing operations	$4,219	$4,692
Adjustments to reconcile income from continuing operations to net cash provided by operating activities from continuing operations:
Depreciation and amortization	4,966	5,190
Provision for uncollectible accounts	560	516
Asset impairments and abandonments and restructuring	—	504
Pension and postretirement benefit expense (credit)	(396)	(397)
Net (gain) loss on investments	28	81
Changes in operating assets and liabilities:
Receivables	(119)	15
Equipment installment receivables and related sales	255	1,212
Contract asset and cost deferral	(327)	(147)
Inventories, prepaid and other current assets	(173)	(661)
Accounts payable and other accrued liabilities	(2,770)	(3,297)
Changes in income taxes	1,147	1,285
Postretirement claims and contributions	(72)	(68)
Other - net	277	124
Total adjustments	3,376	4,357
Net Cash Provided by Operating Activities from Continuing Operations	7,595	9,049

Investing Activities
Capital expenditures	(4,877)	(4,277)
Acquisitions, net of cash acquired	(2,674)	(20)
Dispositions	628	11
(Purchases), sales and settlements of securities - net	(14)	45
Other - net	(547)	(717)
Net Cash Used in Investing Activities from Continuing Operations	(7,484)	(4,958)

Financing Activities
Issuance of long-term debt	8,098	2,956
Repayment of long-term debt	(5,247)	(1,526)
Payment of vendor financing	(212)	(203)
Redemption of preferred stock	—	(2,075)
Purchase of treasury stock	(2,475)	(218)
Issuance of treasury stock	1	17
Issuance of preferred interests in subsidiary	—	2,221
Dividends paid	(1,997)	(2,091)
Other - net	(265)	366
Net Cash Used in Financing Activities from Continuing Operations	(2,097)	(553)
Net increase (decrease) in cash and cash equivalents and restricted cash from continuing operations	(1,986)	3,538
Cash flows from Discontinued Operations:
Cash used in operating activities	(38)	—
Cash used in investing activities	(4,171)	—
Cash used in financing activities	—	—
Net increase (decrease) in cash and cash equivalents and restricted cash from discontinued operations	(4,209)	—
Net increase (decrease) in cash and cash equivalents and restricted cash	$(6,195)	$3,538
Cash and cash equivalents and restricted cash beginning of year	18,527	3,406
Cash and Cash Equivalents and Restricted Cash End of Period	$12,332	$6,944

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	First Quarter			Percent
	2026	2025		Change
Capital expenditures
Purchase of property and equipment	$4,835	$4,240		14.0%
Interest during construction	42	37		13.5%
Total Capital Expenditures	$4,877	$4,277		14.0%

Acquisitions, net of cash acquired
Business acquisitions	$1,656	$—		—%
Spectrum acquisitions	1,018	1		—%
Interest during construction - spectrum	—	19		—%
Total Acquisitions	$2,674	$20		—%

Cash paid for interest	$1,936	$1,804		7.3%

Cash paid for income taxes, net of (refunds)	$1	$11		(90.9)%

Dividends Declared per Common Share	$0.2775	$0.2775		—%

End of Period Common Shares Outstanding (000,000)	6,965	7,196		(3.2)%
Debt Ratio	52.0%	50.9%	110	BP
Total Employees	132,590	139,970		(5.3)%

ADVANCED CONNECTIVITY SEGMENT

The segment provides domestic 5G and fiber-based wireless, internet and other advanced connectivity services to consumer and business customers.

Segment Results
Dollars in millions
Unaudited	First Quarter		Percent
	2026	2025	Change
Operating Revenues
Wireless service	$16,941	$16,651	1.7%
Advanced home internet	2,799	2,198	27.3%
Business fiber and advanced connectivity	1,882	1,755	7.2%
Business transitional and other	1,083	1,294	(16.3)%
Other service	158	162	(2.5)%
Total Service Revenues	22,863	22,060	3.6%
Equipment	5,608	5,132	9.3%
Total Segment Operating Revenues	28,471	27,192	4.7%

Operating Expenses
Operations and support	16,913	16,247	4.1%
Depreciation and amortization	4,705	4,973	(5.4)%
Total Segment Operating Expenses	21,618	21,220	1.9%
Operating Income	$6,853	$5,972	14.8%

Operating Income Margin	24.1%	22.0%	210 BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,	Percent
2026	2025	Change
Retail Wireless Subscribers[1]	109,292	108,418	0.8%
Phone	91,057	90,193	1.0%
Postpaid phone	74,503	73,031	2.0%
Prepaid phone	16,554	17,162	(3.5)%
Other	18,235	18,225	0.1%

Retail Wireless Net Adds[1,2]	158	256	(38.3)%
Phone	222	304	(27.0)%
Postpaid phone	294	324	(9.3)%
Prepaid phone	(72)	(20)	—%
Other	(64)	(48)	(33.3)%

Phone churn[3]	1.20%	1.16%	4	BP
Postpaid phone churn[3]	0.89%	0.83%	6	BP
Prepaid phone churn[3]	2.62%	2.55%	7	BP
1.Wireless subscribers and net additions exclude customers with free lines provided under promotional pricing until such lines are converted to paying lines.
[2]Excludes migrations between wireless subscriber categories, including connected devices, and acquisition-related activity.
[3]Calculated by dividing the aggregate number of wireless subscribers who canceled service during a month by the total number of wireless subscribers at the beginning of that month. The churn rate for the period is equal to the average of the churn rate for each month of that period.

First Quarter	Percent
2026	2025	Change
Internet Connections	14,833	11,443	29.6%
Fiber	12,501	10,211	22.4%
AT&T Fiber	11,800	9,592	23.0%
AT&T Business Fiber[1]	701	619	13.2%
Fixed Wireless	2,332	1,232	89.3%
AT&T Internet Air (AIA)	1,736	803	—%
Business Fixed Wireless[2]	596	429	38.9%

Internet Net Adds[3]	584	516	13.2%
Fiber	292	283	3.2%
AT&T Fiber	273	261	4.6%
AT&T Business Fiber[1]	19	22	(13.6)%
Fixed Wireless	292	233	25.3%
AT&T Internet Air (AIA)	239	181	32.0%
Business Fixed Wireless[2]	53	52	1.9%
[1]Includes fiber broadband internet for businesses and excludes dedicated and ethernet fiber.
[2]Includes AT&T Internet Air for Business and historical fixed wireless services. Excludes integrated gateway wireless connections used for secondary or back-up connectivity.
[3]Excludes acquisition-related activity and the impact of customer disconnections resulting from the termination of AIA services in areas with unfavorable regulatory requirements in the first quarter of 2025.

LEGACY SEGMENT

The segment provides domestic legacy voice and data services to consumer and business customers over our copper-based network. Legacy segment results include revenues derived from copper-based services and direct operating costs.

Segment Results
Dollars in millions
Unaudited	First Quarter	Percent
2026	2025	Change
Segment Operating Revenues	$1,768	$2,368	(25.3)%

Segment Operating Expenses
Operations and support	1,156	1,349	(14.3)%
Depreciation and amortization	—	—	—%
Total Operating Expenses	1,156	1,349	(14.3)%
Operating Income	$612	$1,019	(39.9)%

Operating Income Margin	34.6%	43.0%	(840)	BP

LATIN AMERICA SEGMENT

The segment provides wireless services and equipment to customers in Mexico.

Segment Results
Dollars in millions
Unaudited	First Quarter	Percent
2026	2025	Change
Operating Revenues
Wireless service	$753	$615	22.4%
Wireless equipment	420	356	18.0%
Total Segment Operating Revenues	1,173	971	20.8%

Operating Expenses
Operations and support	953	778	22.5%
Depreciation and amortization	200	150	33.3%
Total Segment Operating Expenses	1,153	928	24.2%
Operating Income	$20	$43	(53.5)%

Operating Income Margin	1.7%	4.4%	(270)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,	Percent
2026	2025	Change
Mexico Wireless Subscribers
Postpaid	7,088	5,997	18.2%
Prepaid	16,835	17,376	(3.1)%
Reseller	180	235	(23.4)%
Total Mexico Wireless Subscribers	24,103	23,608	2.1%

First Quarter	Percent
2026	2025	Change
Mexico Wireless Net Additions
Postpaid	337	160	—%
Prepaid	(895)	(110)	—%
Reseller	(19)	(18)	(5.6)%
Total Mexico Wireless Net Additions	(577)	32	—%

SUPPLEMENTAL INFORMATION - ADVANCED CONNECTIVITY

We provide supplemental information on our advanced consumer and business customer relationships in the following tables as the product lifecycles in these customer categories influence the growth trajectories of Advanced Connectivity segment results.

Consumer Results
Dollars in millions
Unaudited	First Quarter	Percent
2026	2025	Change
Operating Revenues
Wireless service	$14,584	$14,370	1.5%
Advanced home internet	2,799	2,198	27.3%
Other service	158	162	(2.5)%
Total Service Revenues	17,541	16,730	4.8%
Equipment	4,611	4,246	8.6%
Total Operating Revenues	22,152	20,976	5.6%

Operating Expenses
Operations and support	12,589	11,801	6.7%
Depreciation and amortization	3,022	3,011	0.4%
Total Operating Expenses	15,611	14,812	5.4%
Operating Income	$6,541	$6,164	6.1%

Operating Income Margin	29.5%	29.4%	10	BP

Business Results
Dollars in millions
Unaudited	First Quarter			Percent
	2026	2025		Change
Operating Revenues
Wireless service	$2,357	$2,281		3.3%
Fiber and advanced connectivity	1,882	1,755		7.2%
Transitional and other service	1,083	1,294		(16.3)%
Total Service Revenues	5,322	5,330		(0.2)%
Equipment	997	886		12.5%
Total Operating Revenues	6,319	6,216		1.7%

Operating Expenses
Operations and support	4,324	4,446		(2.7)%
Depreciation and amortization	1,683	1,962		(14.2)%
Total Operating Expenses	6,007	6,408		(6.3)%
Operating Income (Loss)	$312	$(192)		—%

Operating Income Margin	4.9%	(3.1)%	800	BP

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
March 31, 2026
	Advanced Connectivity	Legacy	Latin America	Total Segment	Corporate & Other	AT&T Inc.
Operating Revenues
Wireless service	$16,941	$—	$753	$17,694	$—	$17,694
Consumer	14,584
Business	2,357
Advanced home internet	2,799	—	—	2,799	—	2,799
Business fiber and advanced connectivity	1,882	—	—	1,882	—	1,882
Business transitional and other	1,083	—	—	1,083	—	1,083
Other service	158	1,768	—	1,926	94	2,020
Total Service	22,863	1,768	753	25,384	94	25,478
Equipment	5,608	—	420	6,028	—	6,028
Operating Revenues	28,471	1,768	1,173	31,412	94	31,506
Operating Expenses
Operations and support expenses	16,913	1,156	953	19,022	714	19,736
Asset impairment and abandonment and restructuring	—	—	—	—	—	—
Transaction, legal and other costs	—	—	—	—	146	146
Depreciation and amortization	4,705	—	200	4,905	61	4,966
Operating Expenses	21,618	1,156	1,153	23,927	921	24,848
Operating Income (Loss)	$6,853	$612	$20	$7,485	$(827)	$6,658
Total other income (expense)						(1,260)
Income from continuing operations before income tax						$5,398

March 31, 2025
	Advanced Connectivity	Legacy	Latin America	Total Segment	Corporate & Other	AT&T Inc.
Operating Revenues
Wireless service	$16,651	$—	$615	$17,266	$—	$17,266
Consumer	14,370
Business	2,281
Advanced home internet	2,198	—	—	2,198	—	2,198
Business fiber and advanced connectivity	1,755	—	—	1,755	—	1,755
Business transitional and other	1,294	—	—	1,294	—	1,294
Other service	162	2,368	—	2,530	95	2,625
Total Service	22,060	2,368	615	25,043	95	25,138
Equipment	5,132	—	356	5,488	—	5,488
Operating Revenues	27,192	2,368	971	30,531	95	30,626
Operating Expenses
Operations and support expenses	16,247	1,349	778	18,374	725	19,099
Asset impairment and abandonment and restructuring	—	—	—	—	504	504
Transaction, legal and other costs	—	—	—	—	79	79
Depreciation and amortization	4,973	—	150	5,123	67	5,190
Operating Expenses	21,220	1,349	928	23,497	1,375	24,872
Operating Income (Loss)	$5,972	$1,019	$43	$7,034	$(1,280)	$5,754
Total other income (expense)						237
Income from continuing operations before income tax						$5,991